Chimerix Corporate Presentation Aug 13, 2024

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include those relating to, among other things, expectations regarding interim OS data from the ACTION study, plans for Provisional Registration in Australia, expectations regarding completion of enrollment and assessment of responses in the ONC206 dose escalation trials, the characteristics and development of ONC206, our ability to successfully commercialize our current and future product candidates, the potential for royalty and milestone revenue from strategic collaborations, and projections regarding the potential market opportunity, funding and timing of future data readouts for our products. Among the factors and risks that could cause actual results to differ materially from those indicated in the forward-looking statements are risks related to the ability to obtain and maintain accelerated approval; risks related to the timing, completion and outcome of the Phase 3 ACTION study of ONC201; risks associated with repeating positive results obtained in prior preclinical or clinical studies in future studies; risks related to the clinical development of ONC206; and additional risks set forth in the Company's filings with the Securities and Exchange Commission. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

3 Investment highlights and key catalysts Dordaviprone Ph 3 trial enrolling - interim OS data expected in third quarter 2025 First-Line H3 K27M-mutant diffuse glioma – The ACTION Study  No approved therapies targeting H3 K27M diffuse glioma, an area of high unmet medical need  First in class mechanism of action with clinical validation  Patent protection thru 2037 (potential additional US patent term extension) ONC206 now dosing within the expected therapeutic range  Pharmacokinetic data from dose escalation studies demonstrate dose proportionate exposure  No unexpected safety events and no dose limiting toxicities to date  Exhibits monotherapy activity in multiple non-clinical CNS models as well as tumors outside the CNS $171 million in capital to fund operations as of June 30, 2024, no debt Early-stage pipeline leverages external capital  Pre-clinical programs potential to advance to clinic or partner (ONC212, CMX521)  Robust business development search and evaluation process Ph 3 ACTION study actively enrolling Significant commercial potential Corporate capability and financial flexibility

# Deep pipeline across all development stages



Program
Preclinical
Phase 1
Phase 2
Registrational
Regulatory Approval
Dordaviprone (ONC201)
H3 K27M-mutant glioma (orphan drug,1 fast track2 and rare pediatric disease designations3)
IITs- signal finding, multiple oncology indications/combinations
ONC206
CNS4 tumors
Non-CNS4 tumors
ONC212
IND-enabling studies
CMX521
Novel coronaviruses
TEMBEXA® transacted with Emergent BioSolutions
Smallpox (orphan drug designation)

1 Malignant glioma
2 Adult recurrent H3 K27M-mutant high-grade glioma
3 H3 K27M-mutant glioma
4. Central Nervous System

4

Dordaviprone(ONC201) Phase 2 Data Analysis

# Dordaviprone data suggests potential to address high unmet need

- H3 K27M mutation is predominantly found among diffuse midline gliomas (DMGs) in young adults and children
- Frontline radiotherapy remains standard of care with transient benefit; resection often not feasible
- DMGs harboring the H3 K27M mutation are WHO Grade IV; historically invariably lethal
- Consistently longer OS of dordaviprone treated H3 K27M DMG patients across:
  - Diverse external controls (historical, trials)
  - Sensitivity analysis (early event censoring)
  - Isolated tumor locations (thalamus, brainstem)

Frontline H3 K27M DMG[2]



ONC201 (n=35)
Historical control (n=274)
p=<0.0001
Median OS:
- 21.7 months
- 12 months
Overall survival (%)
100
75
50
25
0
0
10
20
30
40
50
Time from diagnosis (months)

Histone H3 Mutations in CNS Tumors[1]



G34V/R
K27M

Recurrent H3 K27M DMG[3]

| | Natural Disease History[4] (n=43) | ONC201 Phase 2 (n=50) |
|---|---|---|
| Median OS, mo (95% CI) | 5.1 (3.9-7.7) | 13.7 (8-20.3) |
| OS @ 12mo (95% CI) | 23.6% (11.7-37.9) | 57% (41-70) |
| OS @ 24mo (95% CI) | 11.1% (3.3-24.2) | 35% (21-49) |

[1] Lulla RR et al. Sci Adv. 2016;2(3):e1501354
[2] Koschmann, Carl et al, "Clinical efficacy of ONC201 in H3 K27M-mutant diffuse midline glioma is driven by disruption of integrated metabolic and epigenetic pathways", Cancer Discovery, Aug 16, 2023
[3] In company sponsored studies
[4] The median OS was 5.1 months for the subset of patients with H3 K27M-mutant diffuse glioma excluding DIPG, CSF dissemination, spinal or leptomeningeal disease (N=12), OS at 12 mos was 25.0%, OS at 24 mos was 16.7%

6

7 • Dordavirprone monotherapy exhibited durable, clinically meaningful efficacy in recurrent H3 K27M-mutant DMG - Overall Response Rate (ORR) of 30% (95% CI: 18 - 45%) by RANO HGG and/or LGG dual reader BICR - RANO-HGG criteria assessed by dual reader BICR • ORR 20% (95% CI: 10 – 34%) • Median Duration of Response (DOR) 11.2 months (95% CI: 3.8 – not reached) • Median time to response 8.3 months (range 1.9 – 15.9) • Disease control rate 40% (95% CI: 26 – 55%) • PFS at 6 months 35% (95% CI: 21 – 49%); PFS at 12 months 30% (95% CI: 17 – 44%) - RANO-LGG criteria assessed by dual reader BICR • ORR 26% (95% CI: 15 – 40%) - Overall survival • 12 months: 57% (95% CI:41 – 70%) • 24 months: 35% (95% CI: 21 – 49%) • Improvements observed in performance status and reduction in corticosteroid use • All Serious Adverse Events considered not related to dordaviprone by sponsor Dordaviprone phase 2 efficacy in recurrent H3 K27M Diffuse Midline Glioma (DMG)

# Dordaviprone waterfall plot – 30% RANO HGG / LGG response

Dordaviprone Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M-mutant Diffuse Midline Glioma



RANO HGG (enhancing)
• 20% response
• 40% disease control
PD
NE
SD
PR
CR
Best % Change in SPD from Baseline
100
75
50
25
0
-25
-50
-75
-100
RANO LGG (non-enhancing)
• 26% response
• 42% disease control
PD
NE
SD
MR
PR

Change > 100%, PR=partial response, MR=minor response, SD=stable disease, NE=not evaluable, PD=progressive disease

- Strict selection criteria to ensure responses attributable to single agent treatment
- RANO requires both confirmed radiographic response and other forms of clinical benefit (eg no increase in steroid utilization, no deterioration in performance status, et al)
- Assessments done by dual reader blinded independent central review (BICR)
- Growing consensus that assessment of enhancing and non-enhancing disease (RANO-HGG and RANO-LGG criteria) is clinically relevant for diffuse midline glioma

8

Arrillaga-Romany, et al, Journal of Clinical Oncology, Feb 2024

9 Clinically meaningful and durable RANO-HGG responses SPD=sum of products of perpendicular diameters (target enhancing lesions per BICR) Only patients with measurable target enhancing lesions by BICR at baseline and with post-baseline evaluations are included. Three patients did not have on-treatment monotherapy MRIs available for BICR; one patient censored prior to first on-treatment MRI ; one patient did not have measurable target lesion. Duration of response, median (95% CI) 11.2 months (3.8 – not reached) Time to response, median (range) 8.3 months (1.9 – 15.9) Dordaviprone Phase 2 Efficacy Analysis by BICR in Recurrent H3 K27M-mutant Diffuse Midline Glioma

10 Clinical Pharmacology Studies n=245 • ONC201 was well tolerated at various dose levels (125 mg to 750 mg). • The majority of treatment-related adverse events across the clinical pharmacology studies were Grade 1 (mild) and transient. • Most common treatment-related AEs were grade 1 nausea and dizziness. • ONC201 clinical pharmacology program includes: - Dose-escalation, food-effect, & formulation evaluation - Thorough QT Study - Drug-drug interaction (DDI) studies: Strong CYP3A4 inhibitor and Proton-pump inhibitor studies - Renal impairment study - Hepatic impairment study - Mass balance study - Formulation Bioequivalence studies Dordaviprone safety Glioma Patient Studies Treatment-related Adverse Events in >5% 1. Based on available data from ONC201 Investigator brochure, version 11 Treatment-related Adverse Events, Integrated Safety Data Set, (N=422 glioma patients) 1 Related TEAEs All grades Grade > 3 Any Treatment-related AE 51.4% 9.7% Fatigue 18.5% 1.7% Nausea 14.5% 0 Vomiting 10.4% 0.9% Lymphocyte count decreased 8.1% 1.9% Headache 6.6% 0 ALT increased 6.4% 0.7% White blood cell count decreased 5.5% 0.2% Only 10 patients (2.4%) experienced a treatment-related AE that led to study drug modification or discontinuation.

Dordaviprone Phase 3 ACTION Study Summary

# Pivotal Phase 3 ACTION trial design

*Now enrolling, a randomized, double-blind, placebo-controlled, multicenter international study in 450 newly diagnosed diffuse glioma patients whose tumor harbors an H3 K27M-mutation.*

### Key Patient Inclusion

- H3 K27M-mutant diffuse glioma[1]
- Radiation therapy recently completed
- KPS ≥ 70 at time of randomization
- Stable steroid dose
- No prior bevacizumab
- No temozolomide within three weeks

### Treatment

- Dordaviprone twice weekly (625mg ONC201 day 1 + day 2)
- Dordavirpone weekly (625mg ONC201 day 1 + placebo day 2)
- Placebo (Placebo day 1 + placebo day 2)

### Endpoints

- Primary: Overall Survival
- PFS (alpha-allocated)
- Secondary: steroid response, performance status, QoL, neurologic function

1. Excludes DIPG and spinal tumors

12

# Design provides multiple paths for success

*Interim data expected in third quarter of 2025*

Independent comparisons for each Dordaviprone arm versus control will be made at each timepoint

**First OS[1] Interim**

- ~164 events
- Success at HR[3]~0.52

**PFS by RANO HGG[2]**

- ~286 events
- Success at HR~0.68

**Second OS Interim**

- ~246 events
- Success at HR~0.64

**Final OS**

- ~327 events
- Success at HR~0.73

Powering assumptions 0.65 expected HR for OS and 0.60 expected HR for PFS

1. Overall Survival (OS)
2. Progression-free survival (PFS). PFS may provide valuable data for regulatory discussions.
3. Hazard Ratio

13

Dordaviprone Market Opportunity Assessment

15 (1) Ostrom QT, et al. Neuro Oncol. 2022;24(Suppl 5):v1-v95; (2) Patient numbers and percentages are estimates (weighted avg per sample size) derived from a review of the literature from (2012-2023): (Aihara K, et al. Neuro Oncol. 2014;16(1):140-6; Feng J, et al. Hum Pathol. 2015;46(11):1626-32; Solomon DA, et al. Brain Pathol. 2016;26(5):569-80;Ryall S, et al. Acta Neuropathol Commun. 2016;4(1):93; Aboian MS, et al. AJNR Am J Neuroradiol. 2017;38(4):795-800; Wang L, et al. Hum Pathol. 2018;78:89-96; Castel D, et al. Acta Neuropathol Commun. 2018;6(1):117; Karremann M, et al. Neuro Oncol. 2018;20(1):123-131; Aboian MS, et al. AJNR Am J Neuroradiol. 2019;40(11):1804-1810; Dorfer C, et al. Acta Neurochir (Wien). 2021;163(7):2025-2035; Sievers P, et al. Neuro Oncol. 2021;23(1):34-43; Mackay A, et al. Cancer Cell. 2017;32(4):520-537 e5; Huang T, et al. Oncotarget. 2018;9(98):37112-37124; Schreck KC, et al. J Neurooncol. 2019;143(1):87-93; Chiba K, et al. World Neurosurg. 2020;134:e530-e539; Mukasa A, et al. Neuro Oncol. 2014;16(Suppl 3):iii9-iii10; Castel D, et al. Acta Neuropathol. 2015;130(6):815-27; Khuong-Quang DA, et al. Acta Neuropathol. 2012;124(3):439-47; Roux A, et al. Neuro Oncol. 2020;22(8):1190-1202; Giagnacovo M, et al. Childs Nerv Syst. 2020;36(4):697-704; Wu G, et al. Nat Genet. 2014;46(5):444-450; Wu G, et al. Nat Genet. 2012;44(3):251-3; Taylor KR, et al. Nat Genet. 2014;46(5):457-461; Saratsis AM, et al. Acta Neuropathol. 2014;127(6):881-95; Erker C, et al. Neuro Oncol. 2022;24(1):141-152; Buczkowicz P, et al. Acta Neuropathol. 2014;128(4):573-81; Daoud EV, et al. J Neuropathol Exp Neurol. 2018;77(4):302-311; Chai RC, et al. Acta Neuropathol Commun. 2020;8(1):40; Yi S, et al. Neurosurgery. 2019;84(5):1072-1081; Gessi M, et al. Acta Neuropathol. 2015;130(3):435-7; Alvi MA, et al. Mod Pathol. 2019;32(9):1236-1243; Crotty EE, et al. J Neurooncol. 2020;148(3):607-617; Dono A, et al. J Clin Neurosci. 2020;82(Pt A):1-8; Akinduro OO, et al. J Neurosurg Spine. 2021;35(6):834-843; Nakata S, et al. Brain Tumor Pathol. 2017;34(3):113-119; Nomura M, et al. Acta Neuropathol. 2017;134(6):941-956; Eschbacher KL, et al. Am J Surg Pathol. 2021;45(8):1082-1090; D'Amico RS, et al. J Neurooncol. 2018;140(1):63-73; Korshunov A, et al. Acta Neuropathol. 2015;129(5):669-78; Aibaidula A, et al. Neuro Oncol. 2017;19(10):1327-1337.) • ~40% of 4,000+ midline gliomas are expected to harbor the H3 K27M mutation2 • ~2% of 17,000+ non-midline gliomas are expected to harbor the H3 K27M mutation2 • Each year it is estimated that ~2,000 patients are affected by H3 K27M-mutant glioma in the U.S; ~5,000 patients in the top seven global markets (by extrapolation of the estimated US incidence rate to the top seven markets) • No approved therapies specifically for H3 K27M mutant glioma Thalamic 220 patients (52%) Pineal 40 patients (20%) Cerebellum 240 patients (22%) Brainstem (excluding pons) 270 patients (50%) Non-midline ~350 patients (~2%) Ventricle 250 patients (71%) Pons 290 patients (75%) Spinal cord 370 patients (49%) Approximately 21,000 gliomas reported in the U.S. each year, affecting all locations in the brain1 Estimated # of U.S. H3 K27M+ Patients by Tumor Location (rate of positivity)2

16 • No approved therapies for H3 K27M mutant glioma, dordaviprone is the leading program targeting this mutation globally • Potential market opportunity ~$750 million • Approximately 5,000 patients in top seven markets1 • Ultra-orphan indication drug pricing • H3 K27M mutations most often in children / young adults • Low barriers to adoption - No effective alternative therapies - High unaided awareness among neuro-oncologists - Mutation routinely identified by existing diagnostics - Longer-term, potentially combinable with other glioma therapies • Patent protection for lead indication into 2037 - potential U.S. patent term extension (up to five years) H3 K27M-mutant glioma: rapid ramp to peak revenue expected 1. By extrapolation of the estimated US incidence rate to the top seven markets

17 Potential for imipridones beyond brain tumors • Single agent responses in Ph 2 neuroendocrine trial of dordaviprone observed in subset (PC-PG) • PC-PG are adrenal-related tumors with elevated DRD2 expression • Five patients have been treated > 1 year • Fewer short-term and potential long-term toxicities than other paraganglioma therapies Dordaviprone efficacy results in dopamine-secreting tumors outside the brain Ph 2 Study of dordaviprone in Neuroendocrine Tumors in investigator- reported data from clinical trial NCT # (NT03034200) 1. https://aacrjournals.org/clincancerres/article/28/9/1773/694456/Phase-II-Study-of-ONC201-in-Neuroendocrine-Tumors

Dordaviprone Mechanism of ActionDordaviprone Mechanism of Action

# Dordaviprone directly engages DRD2 and ClpP

*Dordaviprone upregulates integrated stress response, inactivates Akt/ERK, and selectively induces tumor cell death*



ONC201
DRD2
OXPHOS Proteins
ONC201
ClpP
Mitochondria
ATF4
CHOP
ERK
AKT
INTEGRATED STRESS RESPONSE
RAS SIGNALLING PATHWAY
CELL DEATH PATHWAYS
CELL SURVIVAL SIGNALS
Selective Killing of Cancer Cells

- Dordaviprone can selectively induce apoptosis in cancer cells by altering the activity of two protein targets
- DRD2 antagonism
  - DRD2 is a G protein-coupled neuroreceptor that regulates Ras signaling
  - Dordaviprone antagonizes DRD2, inhibiting Ras signaling pathways
- ClpP agonism
  - ClpP normally degrades misfolded proteins in mitochondria
  - Dordaviprone modifies ClpP conformation, promoting excess degradation of specific mitochondrial proteins important for cancer cell viability

19

ClpP=caseinolytic protease P; OXPHOS=oxidative phosphorylation; DRD2=Dopamine receptor D2; ATF4=activating transcription factor 4; CHOP=C/EBP-homologous protein; ERK=extracellular-regulated kinase;

# Mechanism and frontline clinical efficacy in H3 K27M DMG

CANCER DISCOVERY

RESEARCH ARTICLE | AUGUST 16 2023

**Clinical efficacy of ONC201 in H3K27M-mutant diffuse midline gliomas is driven by disruption of integrated metabolic and epigenetic pathways**

## Mitochondrial effects reverse H3 K27me3-loss hallmark of H3 K27M



ONC201
PDHB
TCA cycle
OGDH
αKG
Glutamine
L-2HG
Histone lysine demethylases
H3K27M
H3K27me3
H3K27M-DMG transcriptional program

Provides ClpP connection to H3 K27M
Anchors MOA directly to targeting H3 K27M

## H3 K27me3-loss reversal evident in ONC201-treated H3 K27M patients



H3K27me3 (pixel units)
8 ×10^7
6 ×10^7
4 ×10^7
2 ×10^7
0
P=0.8136
P<0.0001
P<0.0001
UMich cohort
H3WT no ONC201
H3K27M no ONC201
H3K27M ONC201

Increased confidence in Ph3 dose

## Front-line ONC201 following RT survival benefit



ONC201 (thalamus, n=15)
ONC201 (brainstem, n=20)
Historical control (thalamus, n=68)
Historical control (brainstem, n=206)
Overall survival (%)
100
75
50
25
0
Time from diagnosis (months)
0
20
40
150
p=0.039
p=0.0016
Median OS:
- 20.9 months
- 21.7 months
- 14.5 months
- 11.9 months

Extends documented benefit to front-line, pediatrics, and brainstem

20

ONC206

22 • Second generation imipridone • 10x higher in vitro potency relative to dordaviprone • Monotherapy efficacy across multiple preclinical models of CNS and non-CNS tumors • Tumor regression in patient-derived xenografts • Oral dose escalation trials with intensified dosing are ongoing in CNS cancers • Monotherapy response in recurrent GBM patient without the H3 K27M mutation - Differentiated from dordaviprone glioma responses that were exclusive to H3 K27M ONC206: oral brain penetrant ClpP agonist + DRD2 antagonist 1. PDB 6CM4 2. PDB 6DL7 DRD21 ClpP2 ONC206

23 ONC206 Phase 1 dose escalation and intensification to expected therapeutic range in CNS cancer patients1,2 Expect to complete enrollment of dose escalation in 2024 1. In partnership with Nation al Institutes of Health (NIH) 2. In partnership with Pacific Pediatric Neuro-Oncology Consortium (PNOC) 3. DL6 in adults only - 77 patients evaluable for safety [Adults (n=27); Peds (n=50)] -Biologically active concentrations achieved with continuing escalation at intensified dose frequency - Well-tolerated with intensified dose frequency at exposures achieving efficacy in vivo Eligibility Criteria All CNS tumors Received SOC therapies No limit on prior recurrences

24 ONC206 is well-tolerated in adult and pediatric patients 1. Adverse Events. Data extraction from Adult study and Pediatric study (PNOC Arms A and D) as of July2024 Related AEs1 Integrated Data Set N=77 All grades Grade ≥ 3 Any Treatment-related AE 60% 5% Fatigue 26% 1% Lymphocyte count decreased 16% 3% Vomiting 17% 0% Bilirubin increased 6% 0% Diarrhea 6% 0% Headache 9% 0% Nausea 9% 0% ALT increased 5% 1% Neutrophil count decreased 6% 0% White blood cell decrease 6% 0% • Majority of treatment-related adverse events (TRAEs) are mild to moderate in severity • Most frequent TRAEs are fatigue, lymphopenia, and vomiting • Occur in a minority of patients • Typical AEs in advanced CNS tumors • No substantial changes in the AE profile as a function of dose or frequency • Similar safety profile in adults and pediatrics Data cutoff : 08July2024

25 50mg QW N=10 100mg QW N=11 150mg QW N=11 200mg QW N=11 250mg QW N=10 350 mg QW N=33 50mg BID; TIW N=9 150mg QD; TIW N=9 100mg BID; TIW N=33 150mg BID; TIW 200mg BID; TIW Weekly Dosing Multi-day/ week dosing Weekly Dose 2 50 mg 100 mg 150 mg 200 mg 250 mg 350 mg 300 mg 450 mg 600 mg 900 mg 1200mg Treatment- related AE, all grades 60% 73% 64% 64% 80% 67% 44% 44% 0% Grade 1 60% 64% 55% 64% 70% 67% 33% 44% 0% Grade 2 33% 45% 45% 45% 60% 33% 11% 33% 0% Grade 3 10% 18% 9% 0% 0% 0% 0% 0% 0% Grade 4/5 0% 0% 0% 0% 0% 0% 0% 0% 0% ONC206 dose escalation and increased dose frequency well-tolerated in adult and pediatric patients Majority of treatment related AEs1 are mild to moderate in severity with fatigue most common 1. Adverse Events. Data extraction from Adult study and Pediatric study (PNOC Arms A and D) as of July2024 2. Weight-based dosing utilized in pediatric patients <60 kg 3. DL6 and DL9 data in adults only Incidence of ONC206-Related AEs1 O pe n to En ro llm en t To B e E nr ol le d

# ONC206 patient exposures with intensified dosing exceed exposures associated with nonclinical efficacy

***Patient Exposures in Expected Therapeutic Range:***

- ***Cmax*** exceeds IC50 in diverse CNS and non-CNS solid tumor cell lines[2]
- ***AUC*** exceeds plasma exposures in nonclinical solid tumor models demonstrating efficacy[3]
  - Favorable tumor/ tissue: plasma ratios in target organs of nonclinical models[4]
  - adrenals ~7x, uterus ~6x, lung ~6x, prostate ~4x, CNS ~2x
- Intensified dosing increased ***time above IC50*** to >24hr while being well-tolerated
- Continued dose escalation expected to further enhance duration of exposure to biologically active concentration

## Relative PK Data from ongoing studies[1]

| | Dose Level; Frequency | Weekly Dose (mg) | Cmax > IC50[2] | Weekly AUC > in vivo model[3] | Time above IC50[2] |
|---|---|---|---|---|---|
| Once- Weekly Dosing | **50 mg; QW** | **50** | 0.8x | 0.2x | 0 hr |
| | **150 mg; QW** | **150** | >3x | 0.6x | 3 hr |
| | **200 mg; QW** | **200** | >7x | 1.5x | 7 hr |
| | **350 mg; QW** | **350** | >9x | 2.4x | 17 hr |
| Multi-day/ Week Dosing | **50 mg; BID/TIW** | **300** | 0.8x | 0.9x | 0 hr |
| | **150mg; QD/TIW** | **450** | >4x | 2.0x | 19 hr |
| | **100mg; BID/TIW** | **600** | >2x | 3.4x | 28 hr |
| | *150 mg; BID/TIW* | *900* | *Currently enrolling* | | |
| | *200 mg; BID/TIW* | *1200* | *To be enrolled* | | |

**Expected therapeutic range**

1. PK summary based on adult data; pediatric PK in DL 1-7 have been similar to adult
2. Average IC50 of 562 nM across 1088 cancer cell lines representing 25 tumor types
3. In vivo models include High-grade glioma (50 mg/kg QW), medulloblastoma (50 mg/kg BID TIW, 100 mg/kg and 120 mg/kg QW, 100 mg/kg BIW), endometrial (125 mg/kg QW, 100 mg/kg BIW), ovarian (125 mg/kg QW), TNBC (100 mg/kg BIW, 50 mg/kg BID TIW), hepatocellular (80 mg/kg BIW), cholangiocarcinoma (50 mg/kg QW) and SCLC (50 mg/kg BID TIW). Average AUC in positive nonclinical models ~5000 ng*hr/mL .
4. Mean AUC tissue:plasma ratio in single oral dose healthy mouse study

26

ONC206 Mechanism of Action

# ONC206 is a second generation dual ClpP agonist/DRD2 antagonist

- ClpP and DRD2 are direct binding targets that control mitochondrial and prosurvival functions, respectively, in a range of human cancers
- ClpP agonism and DRD2 antagonism occurs at nanomolar concentrations
- Anti-cancer activity is dependent on ClpP and/or DRD2 depending on tumor type
- Downstream effects of engaging ClpP/DRD2 in vitro and in vivo include altered mitochondrial metabolism, integrated stress response, bioenergetics, MYC expression, Akt/ERK signaling and apoptosis [1-4]

## ClpP

**ClpP catalytic activity is stimulated by ONC206[1]**



% Activity
ONC206 log[μM]
EC50 = 0.31 μM

**ClpP-dependent in vitro activity of ONC206 in T98G high grade glioma cells[1]**



T98G-NTC
T98G-ClpP KO
% of control
ONC206 (μM)

## DRD2

**DRD2 signaling is inhibited by ONC206 [2]**



0 nM
0.1 nM
0.5 nM
1 μM
10 μM
Arrestin reporter signal (RLU)
Dopamine (M)
EC50 125.2 nM

**DRD2-dependent in vitro activity of ONC206 in endometrial cancer ARK2 cells [3]**



Control-KO
DRD2-KO
Relative survival
Log10 conc. of ONC206 (uM)

28

1. Maranto et al, AACR Brain Cancer Conference 2023
2. Prabhu et al, AACR 2020
3. Hu et al, Cancers 2020;
4. Batsios et al, bioRxiv 2024
5. Baek et al, SABCS 2023
6. Hu et al, Cancers 2020;
7. Ishida et al, Clin Can Res 2018

29 • Nanomolar activity across CNS tumors, including high-grade glioma and medulloblastoma • In vitro and in vivo data demonstrates enhanced efficacy with increasing dose and sustained exposure • Tumor regression and survival extension in transgenic and patient-derived medulloblastoma models ONC206 exhibits monotherapy activity in multiple CNS cancer models 1. Jung et al, SNO 2017 2. Maranto et al, AACR Brain Cancer Conference 2023 3. Tzaridis et al, AACR 2024 Transgenic SHH (SmoA1) Medulloblastoma Model3High-grade glioma SF8628 cells2Patient-derived high-grade glioma cultures1 Nanomolar IC50 Efficacy enhanced with duration Efficacy enhanced with dose (hr)

# ONC206 shows monotherapy efficacy & tolerability in several non-CNS solid tumors

*pheochromocytoma, triple-negative breast (TNBC)[2], endometrial[3], cholangiocarcinoma[1], ovarian[4], hepatocellular cancer[5], small cell lung cancer*

- Broadly active across 1088 cancer cell lines representing 25 tumor types with an average IC50 of 562 nM [1]
- In vivo efficacy improves with dose intensification in chemo-refractory TNBC, including tumor regressions[2]
- Improved efficacy relative to ONC201 in endometrial cancer[3]

## Tumor Regressions with Increased Dose Frequency



BCM2665 Human TNBC PDX[2]
% Tumor volume
400
300
200
100
0
0
7
14
21
28
Days after starting treatment
Untreated
ONC206 (PO, QW, 100mg/kg)
ONC206 (PO, BIW, 100mg/kg)
ONC206 (PO, BID TIW, 50 mg/kg

## Enhanced in vivo efficacy



ARK1 Human Endometrial Cancer Xenograft
(ONC201/ONC206 100mg/kg BIW; 6 wks)[3]
PBS
ONC201
ONC206
Luminescence
30000
25000
20000
15000
10000
5000
Counts

## Enhanced in vitro efficacy in human PCPG cell line



hPheo cell lines
% of control
150
100
50
0
0.01
0.1
1
10
100
1,000
ONC201/ONC206 (μM)
hPheo1-ONC201
PC12-ONC201
hPheo1-ONC206
PC12-ONC206

30

1. Prabhu et al, AACR 2020
2. Baek et al, SABCS 2023
3. Hu et al, Cancers 2020
4. Tucker et al, American Journal of Cancer Research, 2022
5. Cao et al, Neoplasia 2024

31 1. Rapidly Emerging Antiviral Drug Development Initiative Ongoing pipeline development • ONC212 GPR132 + ClpP agonist - GLP-tox studies complete, potential to advance to IND, work performed with support from academic grants - Preclinical studies are ongoing to evaluate additional oncology indications and predictive biomarkers for ONC212 for clinical development • CMX521 broad spectrum coronavirus preclinical activity - Developed thru Phase 1 in norovirus - Monotherapy efficacy in mouse-adapted SARS-CoV-2- MA10 model across multiple endpoints - $2m grant to fund research collaboration with University of North Carolina/READDI1

Corporate Update

33 Emergent BioSolutions is an experienced biodefense company collaborating with government agencies to protect public health Terms summary: • $238 million received upfront at closing in Q3 2022 • Up to an additional $124 million in potential BARDA procurement milestones • 20% royalty on future U.S. gross profit with volumes above 1.7 million courses of therapy • 15% royalty of all international gross profit • Up to an additional $12.5 million in development milestones TEMBEXA® deal term summary

34 Investment highlights and key catalysts Dordaviprone Ph 3 trial enrolling - interim OS data expected in third quarter 2025 First-Line H3 K27M-mutant diffuse glioma – The ACTION Study  No approved therapies targeting H3 K27M diffuse glioma, an area of high unmet medical need  First in class mechanism of action with clinical validation  Patent protection thru 2037 (potential additional US patent term extension) ONC206 now dosing within the expected therapeutic range  Pharmacokinetic data from dose escalation studies demonstrate dose proportionate exposure  No unexpected safety events and no dose limiting toxicities to date  Exhibits monotherapy activity in multiple non-clinical CNS models as well as tumors outside the CNS $171 million in capital to fund operations as of June 30, 2024, no debt Early-stage pipeline leverages external capital  Pre-clinical programs potential to advance to clinic or partner (ONC212, CMX521)  Robust business development search and evaluation process Ph 3 ACTION study actively enrolling Significant commercial potential Corporate capability and financial flexibility

Chimerix Corporate Presentation